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                                                                   Exhibit 10.47


         AMENDMENT NO. 1 (this "Amendment") dated as of May 5, 2003, to the SECURITY AGREEMENT (the "Security Agreement") as of February 27, 2003, between Titan PCB East, Inc., a Delaware corporation (the "Company"), and Personal Resources Management, Inc. (the "Collateral Agent") as Collateral Agent on behalf of the Purchasers of the Note (as defined herein) as identified on Exhibit A attached hereto (collectively, the "Secured Parties" and each individually, a "Secured Party").


--------------------------------------------------------------------------------

         WHEREAS, the Secured Parties have been granted a security interest in certain assets (the "Assets") of the Company pursuant to the Security Agreement to provide security for the payment obligations of the Company under a Promissory Note issued by the Company to the Purchasers upon the sale of which the Company received gross proceeds of $640,000 (the "Note Proceeds");


         WHEREAS, in connection with a subsequent financing (the "New Financing"), the Company has been requested to grant a first priority security interest in the Assets to the prospective lender which requires a termination of the security interest granted under the Security Agreement and the related financing statements filed in accordance with the Uniform Commercial Code;


         WHEREAS, in order to facilitate the New Financing, the Company desires to transfer to Titan EMS, Inc., a Delaware corporation and affiliate of the Company ("Titan EMS"), the Note Proceeds and to transfer and assign to Titan EMS all of its rights and obligations under the Note and the Security Agreement, as amended hereby, and Titan EMS desires to (i) receive the Note Proceeds, (ii) assume all of the Company's rights and obligations under the Note and the Security Agreement, as amended hereby, and (iii) amend the Security Agreement to become a party thereto and provide for the grant of a security interest in certain of its assets (the "Titan EMS Assets"); and


         WHEREAS, the Secured Parties are willing to consent to the assignment to and assumption by Titan EMS of the Company's rights and obligations under the Note and the Security Agreement, as amended hereby, and thereby permit termination of their security interest in the Assets upon the grant and perfection of a first priority security interest in the Titan EMS Assets as security for payment obligations under the Note, to be evidenced by this Amendment and an instrument of assignment and assumption substantially in the form attached hereto as Exhibit A (the "Assignment and Assumption Agreement").


         NOW, THEREFORE, based on the premises and conditions set forth above and for good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:




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                              AMENDMENT AND WAIVER
                              --------------------

          The undersigned, being all of the parties hereto and to the Security Agreement, hereby agree to amend the Security Agreement, effective upon the execution and delivery of the Assignment and Assumption Agreement and as follows:


         1. Titan EMS is hereby added, and the Company is hereby removed, as a party to the Security Agreement in full substitution of the Company such that every reference in the Security Agreement to "Titan PCB East, Inc." or "the Company" shall hereafter be deemed a reference to Titan EMS.

         2. The definition of "Collateral" is hereby deleted and replaced in its entirety with the following:

                            "Collateral" means all "equipment" held by the Company as such term is defined in the UCC and, to the extent not included within such definition, all machinery, equipment, furnishings, vehicles and supplies (installed and uninstalled), and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed or to be installed thereon or affixed or to be affixed thereto, and all franchises, licenses, permits and operating rights authorizing or relating to the Company's rights to operate and maintain its equipment, whether now owned or hereafter acquired by the Company."

         3. The definition of (a) Accounts, (b) Contracts, (c) Equipment and Licenses, (d) Furniture and Fixtures, (e) General Intangibles, (f) Inventory, (g) cash and cash accounts, (h) Miscellaneous Items and (i) Proceeds Equipment and Licenses are hereby be deleted and Schedule 1 Excluded Collateral is bereby deleted, and any and all references to such defined terms are hereby deleted.

         4. Section 2 is hereby shall be deleted and replaced in its entirety with the following:

                            "2. Grant of Security Interest; Pledge. As collateral security for the prompt and complete payment and performance when due of all the Obligations, all in accordance with the terms thereof, the Company hereby assigns and pledges to the Collateral Agent for the benefit of the Secured Parties, and hereby grants to the Collateral Agent for the benefit of the Secured Parties, their successors and assigns, a security interest in all the Company's right, title and interest in, to and under the Collateral, whether now existing or hereafter from time to time acquired."

         5.       Section 3 is hereby deleted.

         6. Section 4(d) is hereby deleted and replaced in its entirety with the following:


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                            "(d) The Company's chief executive  office,  and the
                            locations where the Company's records concerning the Collateral are kept is in Fremont, California. The Company's jurisdiction of incorporation is the State of Delaware. The Company's exact legal name is as set forth in the first paragraph of this Security Agreement."

         7. The address to which notices to the Company should be sent as set forth in Section 10 is hereby changed to: 44358 Old Warm Springs Boulevard, Fremont, California 94538.

         8. On and after the effectiveness of this Amendment, each reference in the Agreement to "this Agreement," "hereunder," "herein," or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment.

         9. Capitalized terms used herein and not otherwise defined have the respective meanings ascribed to them in the Agreement. Except as set forth above, the provisions of the Agreement shall remain in full force and effect as originally stated therein.

         10. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         11.      THIS   AMENDMENT   SHALL  BE  GOVERNED  BY  AND  CONSTRUED  IN
                  ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

                  [THE REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]


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         IN WITNESS  WHEREOF,  the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

                                   TITAN PCB EAST, INC.


                                   By:  /s/ David M. Marks
                                        -------------------------------
                                        Name: David M. Marks
                                        Title: Chairman


                                   PERSONAL RESOURCES MANAGEMENT  as AGENT


                                   By: /s/ Fred Kudish
                                       -------------------------------
                                       Name: Fredric Kudish
                                       Title: President


                                   TITAN EMS, INC.


                                   By: /s/ David M. Marks
                                       ---------------------------------
                                       Name: David M. Marks
                                       Title: Chairman


   ACKNOWLEDGED AND AGREED

VENTURES-NATIONAL INCORPORATED


By: /s/ David M. Marks
    -------------------------------
    Name: David M. Marks
    Title: Chairman